                                                                    EXHIBIT 20.4

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                                                    July 31, 1999
                                                                          --------------------------------
        Determination Date:                                                                August 6, 1999
                                                                          --------------------------------
        Distribution Date:                                                                August 16, 1999
                                                                          --------------------------------
        Monthly Period Ending:                                                              July 31, 1999
                                                                          --------------------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


 I.  Collection Account Summary

     Available Funds:
                       Payments Received                                                     $15,397,944.79
                       Liquidation Proceeds (excluding Purchase Amounts)                      $1,141,415.05
                       Current Monthly Advances                                                  243,646.97
                       Amount of withdrawal, if any, from the Spread Account                          $0.00
                       Monthly Advance Recoveries                                               (155,917.20)
                       Purchase Amounts-Warranty and Administrative Receivables                  $16,265.98
                       Purchase Amounts - Liquidated Receivables                                      $0.00
                       Income from investment of funds in Trust Accounts                         $66,649.25
                                                                                           -----------------
     Total Available Funds                                                                                          $16,710,004.84
                                                                                                                   ================

     Amounts Payable on Distribution Date:
                       Reimbursement of Monthly Advances                                              $0.00
                       Backup Servicer Fee                                                            $0.00
                       Basic Servicing Fee                                                      $418,814.54
                       Trustee and other fees                                                         $0.00
                       Class A-1 Interest Distributable Amount                                        $0.00
                       Class A-2 Interest Distributable Amount                                  $512,323.75
                       Class A-3 Interest Distributable Amount                                  $701,604.17
                       Class A-4 Interest Distributable Amount                                  $530,000.00
                       Class A-5 Interest Distributable Amount                                  $277,750.00
                       Noteholders' Principal Distributable Amount                           $12,230,127.77
                       Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                       $0.00
                       Supplemental Servicing Fees (not otherwise paid to Servicer)                   $0.00
                       Spread Account Deposit                                                 $2,039,384.62
                                                                                           -----------------
     Total Amounts Payable on Distribution Date                                                                     $16,710,004.84
                                                                                                                   ================


                              Page 1 (1998-B)

II. Available Funds

    Collected Funds (see V)
                           Payments Received                                                 $15,397,944.79
                           Liquidation Proceeds (excluding Purchase Amounts)                  $1,141,415.05         $16,539,359.84
                                                                                           -----------------

    Purchase Amounts                                                                                                    $16,265.98

    Monthly Advances
                           Monthly Advances - current Monthly Period (net)                      $87,729.77
                           Monthly Advances - Outstanding Monthly Advances
                              not otherwise reimbursed to the Servicer                               $0.00              $87,729.77
                                                                                          -----------------

    Income from investment of funds in Trust Accounts                                                                   $66,649.25
                                                                                                                   ----------------
    Available Funds                                                                                                 $16,710,004.84
                                                                                                                   ================

III. Amounts Payable on Distribution Date

     (i)(a)   Taxes due and unpaid with respect to the Trust
              (not otherwise paid by OFL or the Servicer)                                                                    $0.00

     (i)(b)   Outstanding Monthly Advances (not otherwise reimbursed
              to Servicer and to be reimbursed on the Distribution Date)                                                     $0.00

     (i)(c)   Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                                $0.00

      (ii)    Accrued and unpaid fees (not otherwise paid by OFL or the Servicer):
                   Owner Trustee                                                                     $0.00
                   Administrator                                                                     $0.00
                   Indenture Trustee                                                                 $0.00
                   Indenture Collateral Agent                                                        $0.00
                   Lockbox Bank                                                                      $0.00
                   Custodian                                                                         $0.00
                   Backup Servicer                                                                   $0.00
                   Collateral Agent                                                                  $0.00                   $0.00
                                                                                              -------------

    (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                                     $418,814.54

    (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                                   $0.00

    (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
              returned for insufficient funds (not otherwise reimbursed to Servicer)                                         $0.00

      (iv)    Class A-1 Interest Distributable Amount                                                                        $0.00
              Class A-2 Interest Distributable Amount                                                                  $512,323.75
              Class A-3 Interest Distributable Amount                                                                  $701,604.17
              Class A-4 Interest Distributable Amount                                                                  $530,000.00
              Class A-5 Interest Distributable Amount                                                                  $277,750.00

       (v)    Noteholders' Principal Distributable Amount
                   Payable to Class A-1 Noteholders                                                                          $0.00
                   Payable to Class A-2 Noteholders                                                                 $12,230,127.77
                   Payable to Class A-3 Noteholders                                                                          $0.00
                   Payable to Class A-4 Noteholders                                                                          $0.00
                   Payable to Class A-5 Noteholders                                                                          $0.00

      (vii)   Unpaid principal balance of the Class A-1 Notes
              after deposit to the Note Distribution Account of
              any funds in the Class A-1 Holdback Subaccount
              (applies only on the Class A-1 Final Scheduled Distribution Date)                                              $0.00

      (ix)    Amounts owing and not paid to Security Insurer under Insurance Agreement                                       $0.00
                                                                                                                   ----------------
              Total amounts payable on Distribution Date                                                            $14,670,620.22
                                                                                                                   ================



                                 Page 2 (1998-B)

IV. Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
    Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
    Class A-1 Maturity Shortfall

    Spread Account deposit:

            Amount of excess, if any, of Available Funds
               over total amounts payable (or amount of such
               excess up to the Spread Account Maximum Amount)                                                       $2,039,384.62

    Reserve Account Withdrawal on any Determination Date:

            Amount of excess, if any, of total amounts payable over Available Funds
               (excluding amounts payable under item (vii) of Section III)                                                   $0.00

            Amount available for withdrawal from the Reserve
               Account (excluding the Class A-1 Holdback
               Subaccount), equal to the difference between the
               amount on deposit in the Reserve Account and the
               Requisite Reserve Amount (amount on deposit in
               the Reserve Account calculated taking into
               account any withdrawals from or deposits to the
               Reserve Account in respect of transfers of Subsequent
               Receivables)                                                                                                  $0.00

            (The amount of excess of the total amounts payable
               (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
               Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve
               Account, and deposited in the Collection
               Account.)

            Amount of withdrawal, if any, from the Reserve Account                                                           $0.00

    Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution Date:

            Amount by which (a) the remaining principal balance of the Class A-1 Notes
            exceeds (b) Available Funds after payment of amounts set forth in item (v) of Section III                        $0.00

            Amount available in the Class A-1 Holdback Subaccount                                                            $0.00

            (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available
            Funds (after payment of amount set forth in item
            (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
            Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
            Subaccount, and deposited in the Note
            Distribution Account for payment to the Class
            A-1 Noteholders)

            Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                             $0.00

    Deficiency Claim Amount:

            Amount of excess, if any, of total amounts payable over funds available for withdrawal
            from Reserve Amount, the Class A-1 Holdback Subaccount  and Available Funds                                      $0.00
            (on the Class A-1 Final Scheduled Distribution
            Date, total amounts payable will not include the
            remaining principal balance of the Class A-1 Notes
            after giving effect to payments made under items
            (v) and (vii) of Section III and pursuant to a
            withdrawal from the Class A-1 Holdback Subaccount)

    Pre-Funding Account Shortfall:

            Amount of excess, if any, on the Distribution Date
            on or immediately following the end of the Funding
            Period, of (a) the sum of the Class A-1 Prepayment
            Amount, the Class A-2 Prepayment Amount, the Class
            A-3 Prepayment Amount, the Class A-4 Prepayment
            Amount, the Class A-5 Prepayment Amount over
            (b) the amount on deposit in the Pre-Funding Account                                                             $0.00

    Class A-1 Maturity Shortfall:

            Amount of excess, if any, on the Class A-1 Final
            Scheduled Distribution Date, of (a) the unpaid
            principal balance of the Class A-1 Notes over (b)
            the sum of the amounts deposited in the Note
            Distribution Account under item (v) and (vii) of
            Section III or pursuant to a withdrawal from the
            Class A-1 Holdback Subaccount.                                                                                   $0.00

    (In the event a Deficiency Claim Amount, Pre-Funding Account
    Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
    Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
    Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-B)

 V.  Collected Funds

     Payments Received:
         Supplemental Servicing Fees                                                               $0.00
         Amount allocable to interest                                                       5,354,053.85
         Amount allocable to principal                                                     10,043,890.94
         Amount allocable to Insurance Add-On Amounts                                              $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to the
            Servicer prior to deposit in the Collection Account)                                   $0.00
                                                                                        -----------------

     Total Payments Received                                                                                       $15,397,944.79

     Liquidation Proceeds:
         Gross amount realized with respect to Liquidated Receivables                       1,145,062.42

         Less: (i) reasonable expenses incurred by Servicer
            in connection with the collection of such Liquidated
            Receivables and the repossession and disposition
            of the related Financed Vehicles and (ii) amounts
            required to be refunded to Obligors on such Liquidated Receivables                 (3,647.37)
                                                                                        -----------------

     Net Liquidation Proceeds                                                                                       $1,141,415.05

     Allocation of Liquidation Proceeds:
         Supplemental Servicing Fees                                                               $0.00
         Amount allocable to interest                                                              $0.00
         Amount allocable to principal                                                             $0.00
         Amount allocable to Insurance Add-On Amounts                                              $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to the
            Servicer prior to deposit in the Collection Account)                                   $0.00                    $0.00
                                                                                        -----------------       ------------------
     Total Collected Funds                                                                                         $16,539,359.84
                                                                                                                ==================

VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                                $0.00
         Amount allocable to interest                                                              $0.00
         Amount allocable to principal                                                             $0.00
         Amount allocable to Outstanding Monthly Advances (reimbursed to the
            Servicer prior to deposit in the Collection Account)                                   $0.00

     Purchase Amounts - Administrative Receivables                                                                     $16,265.98
         Amount allocable to interest                                                              $0.00
         Amount allocable to principal                                                        $16,265.98
         Amount allocable to Outstanding Monthly Advances (reimbursed to the
            Servicer prior to deposit in the Collection Account)                                   $0.00
                                                                                        -----------------

     Total Purchase Amounts                                                                                            $16,265.98
                                                                                                                ==================

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                     $353,899.84

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
         Payments received from Obligors                                                    ($155,917.20)
         Liquidation Proceeds                                                                      $0.00
         Purchase Amounts - Warranty Receivables                                                   $0.00
         Purchase Amounts - Administrative Receivables                                             $0.00
                                                                                        -----------------

     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                      ($155,917.20)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                     ($155,917.20)

     Remaining Outstanding Monthly Advances                                                                           $197,982.64

     Monthly Advances - current Monthly Period                                                                        $243,646.97
                                                                                                                ------------------
     Outstanding Monthly Advances - immediately following the Distribution Date                                       $441,629.61
                                                                                                                ==================


                                 Page 4 (1998-B)

  VIII.    Calculation  of  Interest  and  Principal  Payments

A. Calculation  of  Principal  Distribution  Amount

     Payments received allocable to principal                                                                       $10,043,890.94
     Aggregate of Principal Balances as of the Accounting Date of all
        Receivables that became Liquidated Receivables
        during the Monthly Period                                                                                    $2,169,970.85
     Purchase Amounts - Warranty Receivables allocable to principal                                                          $0.00
     Purchase Amounts - Administrative Receivables allocable to principal                                               $16,265.98
     Amounts withdrawn from the Pre-Funding Account                                                                          $0.00
     Cram Down Losses                                                                                                        $0.00
                                                                                                                -------------------
     Principal Distribution Amount                                                                                  $12,230,127.77
                                                                                                                ===================

B. Calculation of Class A-1 Interest Distributable Amount

     Class A-1 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-1 Noteholders on such Distribution Date)                          $0.00

     Multiplied by the Class A-1 Interest Rate                                                   5.6275%

     Multiplied by actual days in the period or in the case of the
      first Distribution Date, by 22/360                                                     0.08888889                      $0.00
                                                                                      ------------------

     Plus any unpaid Class A-1 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                -------------------
     Class A-1 Interest Distributable Amount                                                                                 $0.00
                                                                                                                ===================

C. Calculation of Class A-2 Interest Distributable Amount

     Class A-2 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-2 Noteholders on such Distribution Date)                 $99,561,964.70

     Multiplied by the Class A-2 Interest Rate                                                    5.789%

     Multiplied by actual days in the period or in the case of the first
      Distribution Date, by 22/360                                                           0.08888889                $512,323.75
                                                                                      ------------------

     Plus any unpaid Class A-2 Interest Carryover Shortfall                                                                     -
                                                                                                                -------------------
     Class A-2 Interest Distributable Amount                                                                           $512,323.75
                                                                                                                ===================

D. Calculation of Class A-3 Interest Distributable Amount

     Class A-3 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-3 Noteholders on such Distribution Date)                $141,500,000.00

     Multiplied by the Class A-3 Interest Rate                                                    5.950%

     Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360             0.08333333                $701,604.17
                                                                                      ------------------

     Plus any unpaid Class A-3 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                -------------------
     Class A-3 Interest Distributable Amount                                                                           $701,604.17
                                                                                                                ===================

E. Calculation of Class A-4 Interest Distributable Amount

     Class A-4 Monthly Interest Distributable Amount:

     Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
        of principal to Class A-4 Noteholders on such Distribution Date)                $106,000,000.00

     Multiplied by the Class A-4 Interest Rate                                                    6.000%

     Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360             0.08333333                $530,000.00
                                                                                      ------------------

     Plus any unpaid Class A-4 Interest Carryover Shortfall                                                                  $0.00
                                                                                                                    ---------------
     Class A-4 Interest Distributable Amount                                                                           $530,000.00
                                                                                                                    ===============


                                 Page 5 (1998-B)

F. Calculation of Class A-5 Interest Distributable Amount

      Class A-5 Monthly Interest Distributable Amount:

      Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
         of principal to Class A-5 Noteholders on such Distribution Date)                      $55,000,000.00

      Multiplied by the Class A-5 Interest Rate                                                         6.060%

      Multiplied by 1/12 or in the case of the first Distribution Date, by 22/360                  0.08333333          $277,750.00
                                                                                           -------------------

      Plus any unpaid Class A-5 Interest Carryover Shortfall                                                                 $0.00
                                                                                                                    ---------------
      Class A-5 Interest Distributable Amount                                                                          $277,750.00
                                                                                                                    ===============


G. Calculation of Noteholders' Interest Distributable Amount

      Class A-1 Interest Distributable Amount                                                           $0.00
      Class A-2 Interest Distributable Amount                                                     $512,323.75
      Class A-3 Interest Distributable Amount                                                     $701,604.17
      Class A-4 Interest Distributable Amount                                                     $530,000.00
      Class A-5 Interest Distributable Amount                                                     $277,750.00

      Noteholders' Interest Distributable Amount                                                                     $2,021,677.91
                                                                                                                    ===============

H. Calculation of Noteholders' Principal Distributable Amount:

      Noteholders' Monthly Principal Distributable Amount:

      Principal Distribution Amount                                                            $12,230,127.77

      Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
         Distribution Amount, the initial principal balance of the Class
         A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
         Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount applied to retire the
         Class A-1 Notes and (iii) for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the
         Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the
         Accounting Date for the preceding Distribution Date)                                         100.00%       $12,230,127.77
                                                                                           ------------------


      Unpaid Noteholders' Principal Carryover Shortfall                                                                      $0.00
                                                                                                                    ---------------
      Noteholders' Principal Distributable Amount                                                                   $12,230,127.77
                                                                                                                    ===============

I. Application of Noteholders' Principal Distribution Amount:

      Amount of Noteholders' Principal Distributable Amount payable to
      Class A-1 Notes (equal to entire Noteholders' Principal Distributable
      Amount until the principal balance of the Class A-1 Notes is reduced
      to zero)                                                                                                               $0.00
                                                                                                                    ===============

      Amount of Noteholders' Principal Distributable Amount payable to
      Class A-2 Notes (no portion of the Noteholders' Principal
      Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero;
      thereafter, equal to the entire Noteholders' Principal Distributable Amount)                                  $12,230,127.77
                                                                                                                    ===============


                                 Page 6 (1998-B)

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

    Amount on deposit in the Pre-Funding Account as of the preceding
       Distribution Date or, in the case of the first Distribution Date, as of the Closing Date
                                                                                                                       $9.37
                                                                                                               --------------
                                                                                                                       $9.37
                                                                                                               ==============

    Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
       Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
       Principal Balance of Subsequent Receivables transferred to the
       Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer
       of Subsequent Receivables over (ii) $0))                                                                        $0.00

    Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding
      Account has been reduced to $100,000 or less as of the
      Distribution Date (see B below)                                                                                  $0.00
                                                                                                               --------------

    Amount remaining on deposit in the Pre-Funding Account after
       Distribution Date
                                                                                              $9.37
                                                                                 -------------------
                                                                                                                       $9.37
                                                                                                               ==============


    B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

    Amount withdrawn from the Pre-Funding Account as a result of the
       Pre-Funded Amount not being reduced to zero on the Distribution
       Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on any
       Distribution Date                                                                                              $0.00

    Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                              $0.00

    Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                              $0.00

    Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                              $0.00

    Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                              $0.00

    Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded Amount as of the
       Distribution Date)                                                                                              $0.00


    C.  Prepayment Premiums:

    Class A-1 Prepayment Premium                                                                                       $0.00
    Class A-2 Prepayment Premium                                                                                       $0.00
    Class A-3 Prepayment Premium                                                                                       $0.00
    Class A-4 Prepayment Premium                                                                                       $0.00
    Class A-5 Prepayment Premium                                                                                       $0.00



                                 Page 7 (1998-B)

 X. Reserve Account

    Requisite Reserve Amount:

    Portion of Requisite Reserve Amount calculated
      with respect to Class A-1 Notes,
       Class A-2 Notes, Class A-3 Notes,
        Class A-4 Notes, Class A-5 Notes,

    Product of (x) weighted average of the Class A-1,
     A-2, A-3, A-4, and A-5 Interest Rate
    (based on outstanding Class A-1, A-2, A-3, A-4,
      and A-5 principal balance), divided by 360                                         0.0000%
    (y) (the Pre-Funded Amount on such Distribution Date)                                  0.00
    (z) (the number of days until the May 1998 Distribution Date))                            0
                                                                                                                     $0.00
    Less the product of (x) 2.5% divided by 360,                                           0.00%
    (y) the Pre-Funded Amount on such Distribution Date and,                               0.00
    (z) the number of days until the May 1998 Distribution Date                               0                      $0.00
                                                                                                            ---------------


    Requisite Reserve Amount                                                                                         $0.00
                                                                                                            ===============

    Amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) as of the preceding Distribution Date or, in
       the case of the first Distribution Date, as of the Closing Date                                               $0.00

    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1
       Holdback Subaccount) (which excess is to be deposited by the
       Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
       Subsequent Receivables)                                                                                       $0.00

    Less: the excess, if any, of the amount on deposit in the Reserve
       Account (other than the Class A-1 Holdback Subaccount) over the
       Requisite Reserve Amount (and amount withdrawn from the Reserve
       Account to cover the excess, if any, of total amounts payable over
       Available Funds, which excess is to be transferred by the
       Indenture Trustee from amounts withdrawn from the Pre-Funding
       Account in respect of transfers of Subsequent Receivables)                                                    $0.00

    Less: withdrawals from the Reserve Account (other than the
       Class A-1 Holdback Subaccount) to cover the excess, if any,
        of total amount payable over Available Funds (see IV above)                                                  $0.00
                                                                                                            ---------------

    Amount remaining on deposit in the Reserve Account
      (other than the Class A-1 Holdback Subaccount) after the
      Distribution Date                                                                                              $0.00
                                                                                                            ===============

XI. Class A-1 Holdback Subaccount:

    Class A-1 Holdback Amount:

    Class A-1 Holdback Amount as of preceding Distribution
     Date or the Closing Date, as applicable,                                                                        $0.00

    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
       (the Original Pool Balance after giving effect to the transfer of
       Subsequent Receivables on the Distribution Date or on a Subsequent
       Transfer Date preceding the Distribution Date))                                                                   0

    Less withdrawal, if any, of amount from the Class A-1 Holdback
      Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                              $0.00

    Less withdrawal, if any, of amount remaining in the Class A-1
       Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
       after giving effect to any payment out of the Class A-1 Holdback
       Subaccount to cover a Class A-1 Maturity Shortfall (amount of
       withdrawal to be released by the Indenture Trustee)                                                           $0.00
                                                                                                            ---------------

    Class A-1 Holdback Subaccount immediately following the Distribution Date                                        $0.00
                                                                                                            ===============


                                 Page 8 (1998-B)

 XII. Calculation of Servicing Fees

      Aggregate Principal Balance as of the first day of the Monthly Period    $402,061,955.33
      Multiplied by Basic Servicing Fee Rate                                              1.25%
      Multiplied by months per year                                                 0.08333333
                                                                              -----------------

      Basic Servicing Fee                                                                          $418,814.54

      Less: Backup Servicer Fees                                                                         $0.00

      Supplemental Servicing Fees                                                                        $0.00
                                                                                                  -------------

      Total of Basic Servicing Fees and Supplemental Servicing Fees                                                    $418,814.54
                                                                                                                      =============

XIII. Information for Preparation of Statements to Noteholders

         a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                   $99,561,964.70
                  Class A-3 Notes                                                                                  $141,500,000.00
                  Class A-4 Notes                                                                                  $106,000,000.00
                  Class A-5 Notes                                                                                   $55,000,000.00

         b.  Amount distributed to Noteholders allocable to principal
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                   $12,230,127.77
                  Class A-3 Notes                                                                                            $0.00
                  Class A-4 Notes                                                                                            $0.00
                  Class A-5 Notes                                                                                            $0.00

         c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                   $87,331,836.93
                  Class A-3 Notes                                                                                  $141,500,000.00
                  Class A-4 Notes                                                                                  $106,000,000.00
                  Class A-5 Notes                                                                                   $55,000,000.00

         d.  Interest distributed to Noteholders
                  Class A-1 Notes                                                                                            $0.00
                  Class A-2 Notes                                                                                      $512,323.75
                  Class A-3 Notes                                                                                      $701,604.17
                  Class A-4 Notes                                                                                      $530,000.00
                  Class A-5 Notes                                                                                      $277,750.00

         e.  1.  Class A-1 Interest Carryover Shortfall, if any
                 (and change in amount from preceding statement)                                                             $0.00
             2.  Class A-2 Interest Carryover Shortfall, if any
                 (and change in amount from preceding statement)                                                             $0.00
             3.  Class A-3 Interest Carryover Shortfall, if any
                 (and change in amount from preceding statement)                                                             $0.00
             4.  Class A-4 Interest Carryover Shortfall, if any
                 (and change in amount from preceding statement)                                                             $0.00
             5.  Class A-5 Interest Carryover Shortfall, if any
                 (and change in amount from preceding statement)                                                             $0.00

         f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
             1.  Reserve Account                                                                         $0.00
             2.  Class A-1 Holdback Subaccount                                                           $0.00
             3.  Claim on the Note Policy                                                                $0.00

         g.  Remaining Pre-Funded Amount                                                                                     $9.37

         h.  Remaining Reserve Amount                                                                                        $0.00

         i.  Amount on deposit on Class A-1 Holdback Subaccount                                                              $0.00

         j.  Prepayment amounts
                  Class A-1 Prepayment Amount                                                                                $0.00
                  Class A-2 Prepayment Amount                                                                                $0.00
                  Class A-3 Prepayment Amount                                                                                $0.00
                  Class A-4 Prepayment Amount                                                                                $0.00
                  Class A-5 Prepayment Amount                                                                                $0.00

         k.   Prepayment Premiums
                  Class A-1 Prepayment Premium                                                                               $0.00
                  Class A-2 Prepayment Premium                                                                               $0.00
                  Class A-3 Prepayment Premium                                                                               $0.00
                  Class A-4 Prepayment Premium                                                                               $0.00
                  Class A-5 Prepayment Premium                                                                               $0.00

         l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                paid by the Trustee on behalf of the Trust                                                             $418,814.54

         m.  Note Pool Factors (after giving effect to distributions on the
                Distribution Date)
                  Class A-1 Notes                                                                                       0.00000000
                  Class A-2 Notes                                                                                       0.46453105
                  Class A-3 Notes                                                                                       1.00000000
                  Class A-4 Notes                                                                                       1.00000000
                  Class A-5 Notes                                                                                       1.00000000


                                 Page 9 (1998-B)

 XVI.  Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                                    $549,999,990.63
                     Subsequent Receivables                                                                                -
                                                                                                         --------------------
                     Original Pool Balance at end of Monthly Period                                          $549,999,990.63
                                                                                                         ====================

                     Aggregate Principal Balance as of preceding Accounting Date                             $402,061,955.33
                     Aggregate Principal Balance as of current Accounting Date                               $389,831,827.56


       Monthly Period Liquidated Receivables                                 Monthly Period Administrative Receivables

                                   Loan #                Amount                             Loan #                  Amount
                                   ------                ------                             ------                  ------
                     see attached listing             2,169,970.85            see attached listing                16,265.98
                                                             $0.00                                                    $0.00
                                                             $0.00                                                    $0.00
                                                            ------                                                    -----
                                                     $2,169,970.85                                               $16,265.98
                                                    ==============                                               ==========

XVIII. Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
          Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
          as of the Accounting Date                                                    20,906,086.90

       Aggregate Principal Balance as of the Accounting Date                         $389,831,827.56
                                                                                   ------------------

       Delinquency Ratio                                                                                         5.36284762%
                                                                                                               =============




       IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                        ---------------------------------

                              Name:     Scott R. Fjellman
                                        ---------------------------------
                              Title:    Vice President / Securitization




                                Page 10 (1998-B)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                             PERFORMANCE INFORMATION

                   FOR THE MONTHLY PERIOD ENDING JULY 31, 1999

 I.  ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                       $550,000,000

                     AGE OF POOL (IN MONTHS)                                          14

II.  Delinquency Ratio

     Sum of Principal Balances (as of the Accounting Date) of all
        Receivables delinquent more than 30 days with respect to all or
        any portion of a Scheduled Payment as of the Accounting Date                            $20,906,086.90

     Aggregate Principal Balance as of the Accounting Date                                     $389,831,827.56
                                                                                              -----------------

     Delinquency Ratio                                                                                                  5.36284762%
                                                                                                                      =============


III. Average Delinquency Ratio

     Delinquency ratio - current Determination Date                                                 5.36284762%

     Delinquency ratio - preceding Determination Date                                               4.31789974%

     Delinquency ratio - second preceding Determination Date                                        4.52204395%
                                                                                              -----------------


     Average Delinquency Ratio                                                                                          4.73426377%
                                                                                                                      =============


IV.  Default Rate

     Cumulative balance of defaults as of the preceding Accounting Date                                             $25,867,363.32

         Add: Sum of Principal Balances (as of the Accounting
              Date) of Receivables that became Liquidated
              Receivables during the Monthly Period or that
              became Purchased Receivables during Monthly
              Period (if delinquent more than 30 days with
              respect to any portion of a Scheduled
              Payment at time of purchase)                                                                           $2,169,970.85
                                                                                                                    ---------------

     Cumulative balance of defaults as of the current Accounting Date                                               $28,037,334.17

             Sum of Principal Balances (as of the Accounting Date)
               of 90+ day delinquencies                                                           3,930,305.86

                Percentage of 90+ day delinquencies applied to defaults                                 100.00%      $3,930,305.86
                                                                                              -----------------     ---------------

     Cumulative balance of defaults and 90+ day delinquencies as of the
      current Accounting Date                                                                                       $31,967,640.03
                                                                                                                    ==============-




 V.  Cumulative Default Rate as a % of Original Principal Balance
      (plus 90+ day delinquencies)

     Cumulative Default Rate - current Determination Date                                            5.8122982%

     Cumulative Default Rate - preceding Determination Date                                          5.3199299%

     Cumulative Default Rate - second preceding Determination Date                                   4.9501243%



                                 Page 1 (1998-B)

 VI.  Net Loss Rate

      Cumulative net losses as of the preceding Accounting Date                                                    $11,424,151.07

           Add:    Aggregate of Principal Balances as of the
                   Accounting Date (plus accrued and unpaid
                   interest thereon to the end of the Monthly
                   Period) of all Receivables that became
                   Liquidated Receivables or that became Purchased
                   Receivables and that were delinquent more than
                   30 days with respect to any portion of a
                   Scheduled Payment as of the Accounting Date                        $2,169,970.85
                                                                                  ------------------

                Liquidation Proceeds received by the Trust                           ($1,141,415.05)                $1,028,555.80
                                                                                  ------------------            ------------------

      Cumulative net losses as of the current Accounting Date                                                      $12,452,706.87

                Sum of Principal Balances (as of the Accounting Date)
                   of 90+ day delinquencies                                           $3,930,305.86

                     Percentage of 90+ day delinquencies applied to losses                    50.00%                $1,965,152.93
                                                                                  ------------------            ------------------

      Cumulative net losses and 90+ day delinquencies as of the
        current Accounting Date                                                                                    $14,417,859.80
                                                                                                                ==================



 VII. Cumulative Net Loss Rate as a % of Original Principal Balance
       (plus 90+ day delinquencies)

      Cumulative Net Loss Rate - current Determination Date                                                             2.6214291%

      Cumulative Net Loss Rate - preceding Determination Date                                                           2.3855048%

      Cumulative Net Loss Rate - second preceding Determination Date                                                    2.2433770%


VIII. Classic/Premier Loan Detail

                                                                   Classic                Premier                     Total
                                                                   -------                -------                     -----
      Aggregate Loan Balance, Beginning                        299,242,508.91         $102,819,446.42            $402,061,955.33
        Subsequent deliveries of Receivables                                                                                0.00
        Prepayments                                             (3,230,536.94)          (1,406,622.59)             (4,637,159.53)
        Normal loan payments                                    (3,928,832.98)          (1,477,898.43)             (5,406,731.41)
        Liquidated Receivables                                  (1,619,771.12)            (550,199.73)             (2,169,970.85)
        Administrative and Warranty Receivables                    (16,265.98)                   0.00                 (16,265.98)
                                                          --------------------     -------------------      ---------------------
      Aggregate Loan Balance, Ending                          $290,447,101.89          $99,384,725.67            $389,831,827.56
                                                          ====================     ===================      =====================
      Delinquencies                                            $17,710,589.76            3,195,497.14             $20,906,086.90
      Recoveries                                                  $842,128.82             $299,286.23              $1,141,415.05
      Net Losses                                                  $777,642.30              250,913.50              $1,028,555.80


VIII. Other  Information  Provided  to  FSA

        A.   Credit Enhancement Fee information:

             Aggregate Principal Balance as of the Accounting Date                    $389,831,827.56
             Multiplied by:  Credit Enhancement Fee  (27.7 bp's) * (30/360)                    0.0231%
                                                                                    ------------------
                  Amount due for current period                                                                       $89,986.18
                                                                                                            =====================

        B.   Dollar amount of loans that prepaid during the Monthly Period                                         $4,637,159.53
                                                                                                            =====================

             Percentage of loans that prepaid during the Monthly Period                                               1.18952820%
                                                                                                            =====================



                                 Page 2 (1998-B)

IX.  Spread Account Information                                                           $                                %

     Beginning Balance                                                               $32,164,957.18                   8.25098284%

     Deposit to the Spread Account                                                    $2,039,384.62                   0.52314472%
     Spread Account Additional Deposit                                                        $0.00                   0.00000000%
     Withdrawal from the Spread Account                                                 ($11,284.14)                 -0.00289462%
     Disbursements of Excess                                                         ($3,145,740.78)                 -0.80694816%
     Interest earnings on Spread Account                                                $139,230.07                   0.03571542%
                                                                                --------------------          --------------------

     Ending Balance                                                                  $31,186,546.95                   8.00000000%
                                                                                ====================          ====================

     Specified Balance pursuant to Section 3.03 of the
          Spread Account Agreement among Olympic Financial Ltd.,
          Arcadia Receivables Finance Corp., Financial Security
          Assurance Inc. and Norwest Bank Minnesota, National Association            $31,186,546.95                   8.00000000%
                                                                                ====================          ====================

 X.  Trigger Events

     Cumulative Loss and Default Triggers as of March 1, 1998

                                   Loss                        Default                    Loss Event              Default Event
           Month               Performance                   Performance                  of Default               of Default
     -----------------------------------------------------------------------------------------------------------------------------
             3                   1.05%                         2.11%                        1.33%                    2.66%
             6                   2.11%                         4.21%                        2.66%                    5.32%
             9                   3.05%                         6.10%                        3.85%                    7.71%
            12                   3.90%                         7.79%                        4.92%                    9.84%
            15                   5.02%                        10.03%                        6.34%                   12.68%
            18                   6.04%                        12.07%                        7.63%                   15.25%
            21                   6.93%                        13.85%                        8.75%                   17.50%
            24                   7.70%                        15.40%                        9.73%                   19.45%
            27                   8.10%                        16.21%                       10.24%                   20.47%
            30                   8.43%                        16.86%                       10.65%                   21.29%
            33                   8.71%                        17.43%                       11.01%                   22.01%
            36                   8.96%                        17.92%                       11.32%                   22.63%
            39                   9.08%                        18.15%                       11.47%                   22.93%
            42                   9.17%                        18.34%                       11.58%                   23.16%
            45                   9.25%                        18.49%                       11.68%                   23.36%
            48                   9.31%                        18.62%                       11.76%                   23.52%
            51                   9.36%                        18.73%                       11.83%                   23.65%
            54                   9.41%                        18.81%                       11.88%                   23.76%
            57                   9.44%                        18.88%                       11.92%                   23.84%
            60                   9.46%                        18.93%                       11.95%                   23.91%
            63                   9.48%                        18.96%                       11.97%                   23.95%
            66                   9.49%                        18.98%                       11.99%                   23.98%
            69                   9.50%                        18.99%                       12.00%                   23.99%
            72                   9.50%                        19.00%                       12.00%                   24.00%
     -----------------------------------------------------------------------------------------------------------------------------

     Average Delinquency Ratio equal to or greater than 8.40%                                 Yes________              No___X_____

     Cumulative Default Rate (see above table)                                                Yes________              No___X_____

     Cumulative Net Loss Rate (see above table)                                               Yes________              No___X_____

     Trigger Event that occurred as of a prior Determination Date
        is Deemed Cured as of current Determination Date                                      Yes________              No___X_____

XI.  Insurance Agreement Events of Default

     To the knowledge of the Servicer, an Insurance Agreement
        Event of Default has occurred                                                         Yes________              No___X_____

     To the knowledge of the Servicer, a Capture Event has occurred and be continuing         Yes________              No___X_____

     To the knowledge of the Servicer, a prior Capture Event has been cured by
        a permanent waiver                                                                    Yes________              No___X_____


     IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                   ARCADIA  FINANCIAL  LTD.

                   By:
                                 -------------------------------------

                   Name:         Scott R. Fjellman
                                    ----------------------------------
                   Title:        Vice President / Securitization


                                 Page 3 (1998-B)